DEAR SHAREHOLDER:

We are pleased to enclose the annual report of the operations of Integrity Small Cap Fund of Funds Inc., for the year 2000. The Fund began operations on July 5, 2000. The Fund's portfolio and related financial statements are presented within for your review.

In hindsight, it was not the best time to unveil a new fund, as there were a number of economic factors that rattled the stock market during the last quarter of 2000. At the beginning of the year an overheated economy dealing with inflation concerns and rising interest rates captured the headlines only to turn in the opposite direction by year end as fears of a recession grabbed our attention. Recent economic reports point to an erosion of consumer confidence, continued higher energy costs, a rise in unemployment, holiday retail sales with their lowest growth rate in the past decade and the failure of corporate earnings/profits to meet analyst expectations. Combine these factors with a controversial Presidential election and it should come as no surprise that Wall Street ended the year on a downward trend. With the Federal Reserve Chairman lowering interest rates unexpectedly on January 3, 2001 by one half of a percent, it has become apparent that the bulls are retreating and the bears are coming out of hibernation.

Integrity Small-Cap Fund of Funds' NAV on July 5, 2000 was $10.00 per share and closed at $8.76 after adjusting for distributions totaling $.63 per share for a total return of (6.07)%. This matched the Russell 2000 Index's loss of (6.01%) during that same time period. Overall for the year, the Russell 2000 Index of small companies was down (3.02%). Small-caps in general had a relatively good year in 2000 when you consider that the S&P 500 Index was down (10.14%), the Dow Jones Industrial Average lost (6.18%) and the NASDAQ Composite had one of its worst years ever in losing (39.29%).

Shareholders are rewarded for their patience and time heals most financial wounds. We are currently weathering the storm by maintaining a diversified and balanced portfolio while planting the seeds for the next rebound in stock prices.

Long-term capital appreciation and growth of income continues to be the primary objectives as management monitors the investment industry.


Sincerely,



Harvey Merson                        Robert E. Walstad
Portfolio Manager                    President



TERMS & DEFINITIONS
-------------------
APPRECIATION
Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

CONSUMER PRICE INDEX
A commonly used measure of inflation: it does not represent an investment return.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
A charge applied at the time of the redemption which assumes redemption at the end of the period.

DEPRECIATION
Decrease in value of an asset.

GROWTH FUND
A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research or development.

GROWTH & INCOME FUND
Fund that invests in common stocks for both current income and long-term growth of capital and income.

LOAD
A mutual fund whose shares are sold with a sales charge added to the net asset value.

MARKET VALUE
Actual price at which a Fund trades in the market place.

NET ASSET VALUE (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

NO-LOAD
A mutual fund whose shares are sold without a sales charge added to the net asset value.

TOTAL RETURN
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------
PORTFOLIO LOAD TYPES
[pie chart]
No-Load             100.0%


The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 12-29-2000, the Fund has not paid a sales load to any fund.


PORTFOLIO INVESTMENT STYLE
[pie chart]
Growth               36.4%
Small Company        63.6%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.
These percentages are subject to change.


COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
Comparison of change in value of a $10,000 investment in the Integrity Small-Cap Fund of Funds and the Russell 2000 Index

                  Integrity Small-Cap             Integrity Small-Cap
                  Fund of Funds                   Fund of Funds
                  w/o CDSC                        w/ CDSC                           Russell 2000 Index
                  ------------------------------------------------------------------------------------
07/05/2000             10,000                           10,000                              10,000
2000                    9,393                            9,262                               9,330


                                                 AVERAGE ANNUAL TOTAL RETURNS
                                            For periods ending December 29, 2000
                                            -------------------------------------
                                                                                            Since Inception
                                1 year                5 year             10 year             (July 5, 2000)
-----------------------------------------------------------------------------------------------------------
Without CDSC                     N/A                   N/A                 N/A                   N/A
With CDSC (1.50% Max)            N/A                   N/A                 N/A                   N/A
-----------------------------------------------------------------------------------------------------------

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.


                                                 KEY STATISTICS
                                                 --------------
07-05-2000 NAV (share value)               $10.00                  Number of Issues                 19
12-29-2000 NAV                             $ 8.76                  Total Net Assets                 $300,857

SCHEDULE OF INVESTMENTS December 29, 2000
-----------------------------------------

NAME OF ISSUER
Percentages represent the market value of each                                                                      Market
investment category to total net assets                                                       Quantity              Value
------------------------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (79.4%)
Berger Small Company Growth Fund...........................................................     1,582             $    7,578
Berger Small-Cap Value Fund................................................................       498                 12,673
Bjurman Micro-Cap Growth Fund..............................................................       341                 14,030
Bogle Small-Cap Growth Fund................................................................       905                 17,313
FMI Focus Fund.............................................................................       550                 15,847
Fremont U.S. Micro-Cap Fund................................................................       450                 12,104
ICM/Isabelle Small-Cap Value Fund..........................................................     1,284                 13,954
Meridian Value Fund........................................................................       657                 19,129
Neuberger Berman Millenium Fund............................................................       457                  8,237
Reserve Small Cap Growth Fund..............................................................       292                 13,024
Rockland Growth Fund.......................................................................       476                  9,862
Royce Low-Priced Stock Fund................................................................     1,199                 11,207
Royce Opportunity Fund.....................................................................     1,343                 10,453
RS Diversified Growth Fund.................................................................       372                  8,503
RS Emerging Growth Fund....................................................................       188                  8,274
Strong Small-Cap Value Fund................................................................       724                 12,422
Tocqueville Small-Cap Value Fund...........................................................       638                  9,586
Wasatch Core Growth Fund...................................................................       571                 16,391
Wasatch Micro-Cap Fund.....................................................................     3,755                 18,398
                                                                                                                 -----------
TOTAL MUTUAL FUNDS (COST: $278,550) .......................................................                      $   238,985
                                                                                                                 -----------
SHORT-TERM SECURITIES (1.7%)
Federated Money Market Trust #092  (COST: $5,000) .........................................                      $     5,000
                                                                                                                 -----------
TOTAL INVESTMENTS IN SECURITIES (COST: $283,550) ..........................................                      $   243,985
OTHER ASSETS LESS LIABILITIES..............................................................                           56,872
                                                                                                                 -----------
NET ASSETS.................................................................................                      $   300,857
                                                                                                                 ===========

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 29, 2000
--------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 29, 2000
------------------------------------

ASSETS
     Investments in securities, at value (cost: $283,550)............  $  243,985
     Cash............................................................      54,002
     Accrued dividends receivable....................................       3,634
     Accrued interest receivable.....................................          24
                                                                     ------------
        Total Assets.................................................  $  301,645
                                                                     ------------

LIABILITIES
     Accrued expenses................................................  $      788
                                                                     ------------
        Total Liabilities............................................  $      788
                                                                     ------------

NET ASSETS...........................................................  $  300,857
                                                                     ============
NET ASSETS ARE REPRESENTED BY:
     Capital stock outstanding, at par...............................  $        3
     Additional paid-in capital......................................     340,419
     Unrealized depreciation on investments .........................     (39,565)
                                                                     ------------
          Total amount representing net assets applicable to
          34,330 outstanding shares of $.0001 par value
          common stock (1,000,000,000  shares authorized) ...........  $  300,857
                                                                     ============
Net asset value per share............................................  $     8.76
                                                                     ============

STATEMENT OF OPERATIONS
for the period since inception (July 5, 2000) through December 29, 2000
-----------------------------------------------------------------------
INVESTMENT INCOME
    Dividends........................................................  $   13,287
    Interest.........................................................         111
                                                                     ------------
         Total Investment Income.....................................  $   13,398
                                                                     ------------
EXPENSES
    Investment advisory fees.........................................  $      908
    12b-1 fees.......................................................         757
    Transfer agent fees..............................................         161
    Accounting service fees..........................................      11,569
    Custodian fees...................................................          17
    Transfer agent out-of-pockets....................................         147
    Professional fees................................................         245
    Directors fees...................................................         622
    Reports to shareholders..........................................         241
    License, fees, and registrations.................................         149
                                                                     ------------
        Total expenses...............................................  $   14,816
    Less expenses waived or absorbed
    by the Fund's Manager............................................     (13,196)
                                                                     ------------
        Total Net Expenses...........................................  $    1,620
                                                                     ------------
NET INVESTMENT INCOME (LOSS) ........................................  $   11,778
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) from:
     Investment transactions.........................................  $   (1,154)
     Capital gain distributions......................................       9,187
     Net change in unrealized appreciation (depreciation) of:
     Investments.....................................................     (39,565)
                                                                     ------------
          Net realized and unrealized gain
          (loss) on investments......................................  $  (31,532)
                                                                     ------------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS......................................................  $  (19,754)
                                                                     ============

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS December 29, 2000
---------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
for the period since inception (July 5, 2000) through December 29, 2000
------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)..............................................   $   11,778
    Net realized gain (loss) on investment  and futures transactions..........        8,033
    Net unrealized appreciation (depreciation) on investments.................      (39,565)
                                                                              -------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations...........................................................   $  (19,754)
                                                                              -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income.....................................   $  (11,801)
     Distributions from net realized gain on investments......................       (8,033)
                                                                              -------------
          Total Dividends and Distributions...................................   $  (19,834)
                                                                              -------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares..............................................   $  320,609
    Proceeds from reinvested dividends........................................       19,836
    Cost of shares redeemed...................................................            0
                                                                              -------------
         Net Increase (Decrease) in Net Assets Resulting From
          Capital Share Transactions..........................................   $  340,445
                                                                              -------------
TOTAL INCREASE IN NET ASSETS..................................................   $  300,857

NET ASSETS, BEGINNING OF PERIOD...............................................            0
                                                                              -------------
NET ASSETS, END OF PERIOD.....................................................   $  300,857
                                                                              =============

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS December 29, 2000

Note 1.   ORGANIZATION
          Integrity Small-Cap Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on September 10, 1998 and commenced operations on July 5, 2000. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which in turn, invest principally in equity securities.

          Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

          DISTRIBUTIONS TO SHAREHOLDERS - The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

          DIVIDEND INCOME - Dividend income is recognized on the ex-dividend date.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.   CAPITAL SHARE TRANSACTIONS
          As of December 29, 2000, there were 1,000,000,000 shares of $.0001 par value authorized; 34,330 shares were outstanding at December 29, 2000. Transactions in capital shares were as follows:

                                                                       Shares
                                                                       ------
                                                                For the Period Since
                                                              Inception (July 5, 2000)
                                                                        Thru
                                                                  December 29, 2000
                                                              ------------------------
Shares sold...................................................         32,089
Shares issued on reinvestment of dividends....................          2,241
Shares redeemed...............................................              0
                                                              ------------------------
Net increase..................................................         34,330
                                                              ========================


Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has waived all investment advisory fees for the year ended December 29, 2000. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has waived all 12b-1 fee expenses for the year ended December 29, 2000.

          ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $112 of transfer agency fees for the year ended December 29, 2000. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $257 of accounting service fees for the year ended December 29, 2000.

Note 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $283,550 and $3,846, respectively, for the year ended December 29, 2000.

Note 6.   INVESTMENT IN SECURITIES
          At December 29, 2000, the aggregate cost of securities for federal income tax purposes was $283,550, and the net unrealized depreciation of investments based on the cost was $39,565, which is comprised of $4,685 aggregate gross unrealized appreciation and $44,250 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for the period indicated
-----------------------------------------------------------

                                                                  For the Period
                                                                  Since Inception
                                                                  (July 5, 2000)
                                                                  Thru December 29,
                                                                         2000
                                                                  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................    $    10.00
                                                                  -----------------
Income from Investment Operations:
     Net investment income (loss) ................................    $      .38
     Net realized and unrealized gain (loss) on investment
     and futures transactions.....................................          (.99)
                                                                  -----------------
         Total From Investment Operations.........................    $     (.61)
                                                                  -----------------
Less Distributions:
     From net investment income...................................    $     (.38)
     From net realized gain on investments........................          (.25)
                                                                  -----------------
         Total Distributions......................................    $     (.63)
                                                                  -----------------
NET ASSET VALUE, END OF PERIOD....................................    $     8.76
                                                                  =================
Total Return......................................................         (6.07)%(A)



Ratios/Supplemental Data:
     Net assets, end of period (in thousands) ....................    $   301
     Ratio of net expenses (after expense assumption) to
     average net assets...........................................          1.55%(B)(C)
     Ratio of net investment income to average net assets.........          5.64%
     Portfolio turnover rate......................................          1.99%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the period indicated above, ND Holdings, Inc. assumed/waived expenses of $13,196. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 14.19%.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.



TAX INFORMATION For The Year Ended December 29, 2000

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                                  DIVIDENDS AND DISTRIBUTIONS PER SHARE
                                                  -------------------------------------
To Shareholders of                                  From Net              From Net Realized          From Net Realized
Record                     Payment Date        Investment Income          Short-Term Gains           Long-Term Gains
------------------         ------------        -----------------          -----------------          ------------------
December 26, 2000        December 28, 2000           .3768                      .00                        .2565

Shareholders should consult their tax advisors.


INDEPENDENT AUDITOR'S REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
INTEGRITY SMALL-CAP FUND OF FUNDS, INC.


We have audited the accompanying statement of assets and liabilities of Integrity Small-Cap Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 29, 2000, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from inception (July 5, 2000) through December 29, 2000. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures
in the financial statements.    Our procedures included confirmation of
securities owned as of December 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Small-Cap Fund of Funds, Inc. as of December 29, 2000, the results of its operations, the change in its net assets, and the financial highlights for the period from inception (July 5, 2000) through December 29 2000, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 05, 2001